Exhibit 99.1

Investor Contact:                        Media Contact:
Nicole Vattimo                            Dana Grosser
SEI    SEI
+1 610-676-4385                        +1 610-676-2459
nvattimo@seic.com                         dgrosser@seic.com
Pages:        9

FOR IMMEDIATE RELEASE

SEI REPORTS FOURTH-QUARTER 2013 FINANCIAL RESULTS

OAKS, Pa., January 29, 2014 -- SEI Investments Company (NASDAQ:SEIC) today announced financial results for the fourth-quarter 2013. Diluted earnings per share were $.37 in fourth-quarter 2013 compared to $.32 in fourth-quarter 2012.

Consolidated Overview	For the Three Months Ended December 31,			For the Twelve Months Ended December 31,
(In thousands, except earnings per share)
	2013	2012	%	2013	2012	%

Revenues	$299,024	$261,635	14%	$1,126,132	$992,522	13%
Net Income attributable to SEI	65,515	56,585	16%	288,124	206,848	39%
Diluted Earnings Per Share	$0.37	$0.32	16%	$1.64	$1.18	39%

"Improvement across all of our businesses continued during the fourth quarter both in our financial results, as well as the continued market acceptance of our solutions," said Alfred P. West, Jr., SEI Chairman and CEO. "We enter 2014 a stronger company thanks to the commitment of our clients and dedicated employees. The investments we have made in our products and services coupled with the strategic role we play in our selected markets sets us up well for the future.

"As always, our focus on creating long-term sustainable growth and increased shareholder value is unwavering."

Summary of Fourth-Quarter and Year to Date Results by Business Segment

(In thousands)	For the Three Months Ended December 31,			For the Twelve Months Ended December 31,

	2013	2012	%	2013	2012	%
Private Banks:
Revenues	$105,880	$96,421	10%	$397,138	$364,788	9%
Expenses	102,767	93,389	10%	392,399	357,001	10%
Operating Profit	3,113	3,032	3%	4,739	7,787	(39)%
Gain on sale of subsidiary	—	—	—	22,112	—	NM
Total Profit	3,113	3,032	3%	26,851	7,787	NM
Operating Margin (A)	3%	3%		1%	2%

Investment Advisors:
Revenues	65,384	52,476	25%	241,252	202,703	19%
Expenses	35,671	31,706	13%	133,962	120,146	11%
Operating Profit	29,713	20,770	43%	107,290	82,557	30%
Operating Margin	45%	40%		44%	41%

Institutional Investors:
Revenues	67,273	60,596	11%	257,658	227,889	13%
Expenses	35,623	30,052	19%	133,218	116,546	14%
Operating Profit	31,650	30,544	4%	124,440	111,343	12%
Operating Margin	47%	50%		48%	49%

Investment Managers:
Revenues	59,539	51,249	16%	226,081	193,484	17%
Expenses	39,545	34,814	14%	148,977	127,525	17%
Operating Profit	19,994	16,435	22%	77,104	65,959	17%
Operating Margin	34%	32%		34%	34%

Investments in New Businesses:
Revenues	948	893	6%	4,003	3,658	9%
Expenses	3,949	3,874	2%	15,723	14,954	5%
Operating Loss	(3,001)	(2,981)	NM	(11,720)	(11,296)	NM

Totals:
Revenues	$299,024	$261,635	14%	$1,126,132	$992,522	13%
Expenses	217,555	193,835	12%	824,279	736,172	12%
Corporate overhead expenses	13,014	11,929	9%	53,733	45,759	17%
Noncontrolling interest reflected in segments	—	(318)	NM	(289)	(975)	NM
Income from operations	$68,455	$56,189	22%	$248,409	$211,566	17%

(A) Percentage determined exclusive of gain on sale of subsidiary.

Fourth-Quarter Business Commentary:

•
Revenues increased in fourth-quarter 2013 as compared to both fourth-quarter 2012 and third-quarter 2013. Revenue growth was primarily driven by higher Asset management, administration, and distribution fees from improved cash flows from new and existing clients and market appreciation.

•
Our average assets under management, excluding LSV, increased $13.2 billion, or ten percent, to $151.7 billion in the fourth-quarter 2013, as compared to $138.5 billion during the fourth-quarter 2012, and increased $7.8 billion, or five percent, as compared to $143.9 billion during the third-quarter 2013. Average asset balances for the fourth-quarter 2012 include $6.8 billion in assets related to SEI Asset Korea, which was sold in first-quarter 2013 (see attached Ending and Average Asset Balances schedules for further details).

•
Revenue growth was also driven by increased Information processing and software servicing fees in our Private Banks segment. The increase was attributable to new business, higher one-time project revenue from new and existing bank clients, and increased fees earned from our mutual fund trading solution.

•
Sales events, net of client losses, during fourth-quarter 2013 totaled approximately $21.1 million and are expected to generate net annualized recurring revenues of approximately $17.3 million when contract values are fully realized.

•
Income from LSV increased in fourth-quarter 2013 to $32.1 million as compared to $25.0 million in fourth-quarter 2012 due to an increase in assets under management. Our ownership interest in LSV was approximately 39.3 percent in fourth-quarter 2013 and 39.8 percent in fourth-quarter 2012.

•	Net income attributable to SEI in fourth-quarter 2012 included a gain of $5.3 million from the sale of our last remaining SIV security, the senior notes issued by Gryphon.

•
Stock-based compensation expense in fourth-quarter 2013 increased by $6.9 million as compared to fourth-quarter 2012. This incremental expense reflects a change in our estimate of the timing of when stock option vesting targets will be achieved. The Private Banks segment recognized $2.0 million of this incremental expense. The Investment Advisors, Institutional Investors, and Investment Managers segments each recognized approximately $1.2 million in expense.

•	Corporate overhead costs increased in fourth-quarter 2013 as compared to fourth-quarter 2012 primarily due to $1.2 million in increased stock-based compensation expense.

•
The effective tax rates were 35.2 percent in fourth-quarter 2013, 35.0 percent in fourth-quarter 2012, and 28.5 percent in third-quarter 2013. The third-quarter 2013 tax rate was benefited by Pennsylvania Tax Law changes that resulted in a reduction of the deferred tax liability which had accumulated during prior years.

•	In fourth-quarter 2013, we repurchased 1.9 million shares of our common stock for $64.7 million.

Earnings Conference Call
A conference call to review earnings is scheduled for 2:00 p.m. ET on January 29, 2014. Investors may listen to the call at www.seic.com/investors. The call may also be accessed at the financial services sections of numerous web sites, including Google Finance and Yahoo Finance. Investors may also listen to replays at these web sites, or by telephone at (USA) 1-800-475-6701; (International) 320-365-3844, access code 317077.

About SEI
SEI (NASDAQ:SEIC) is a leading global provider of investment processing, fund processing, and investment management business outsourcing solutions that help corporations, financial institutions, financial advisors, and ultra-high-net-worth families create and manage wealth. As of December 31, 2013, through its subsidiaries and partnerships in which the company has a significant interest, SEI manages or administers $559 billion in mutual fund and pooled or separately managed assets, including $232 billion in assets under management and $327 billion in client assets under administration. For more information, visit www.seic.com.

Many of the statements in this release may be considered “forward looking statements” and include discussions about future operations, strategies and financial results. Forward-looking statements are based upon estimates and assumptions that involve risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe our assumptions are reasonable, they could be inaccurate. Our actual future revenues and income could differ materially from our expected results. We have no obligation to publicly update or revise any forward-looking statements.

SEI INVESTMENTS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	For the Three Months Ended December 31,
	2013	2012

Asset management, admin. and distribution fees	$220,585	$190,980
Information processing and software servicing fees	70,085	61,835
Transaction–based and trade execution fees	8,354	8,820

Total revenues	299,024	261,635

Subadvisory, distribution and other asset mgmt costs	33,194	26,606
Software royalties and other information processing costs	8,343	7,385
Brokerage commissions	6,358	6,406
Compensation, benefits and other personnel	92,817	90,441
Stock-based compensation	10,868	3,959
Consulting, outsourcing and professional fees	32,732	29,230
Data processing and computer related	14,373	11,744
Facilities, supplies and other costs	17,333	16,067
Amortization	9,104	7,845
Depreciation	5,447	5,763

Total expenses	230,569	205,446

Income from operations	68,455	56,189

Net gain on investments	21	6,490
Interest and dividend income	828	1,279
Interest expense	(113)	(115)
Equity in earnings of unconsolidated affiliates	31,872	23,701

Net income before income taxes	101,063	87,544

Income taxes	35,548	30,570

Net income	65,515	56,974

Less: Net income attributable to the noncontrolling interest	—	(389)

Net income attributable to SEI	$65,515	$56,585

Diluted earnings per common share	$0.37	$0.32

Shares used to calculate diluted earnings per share	174,766	174,540

Basic earnings per common share	$0.39	$0.33

Shares used to calculate basic earnings per share	170,113	172,574

SEI INVESTMENTS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	For the Twelve Months Ended December 31,
	2013	2012

Asset management, admin. and distribution fees	$831,720	$723,630
Information processing and software servicing fees	261,691	236,190
Transaction–based and trade execution fees	32,721	32,702

Total revenues	1,126,132	992,522

Subadvisory, distribution and other asset mgmt costs	121,989	106,048
Software royalties and other information processing costs	31,255	26,722
Brokerage commissions	24,649	23,889
Compensation, benefits and other personnel	357,453	335,296
Stock-based compensation	37,865	15,736
Consulting, outsourcing and professional fees	131,399	109,828
Data processing and computer related	51,401	46,617
Facilities, supplies and other costs	64,613	60,976
Amortization	34,602	33,258
Depreciation	22,497	22,586

Total expenses	877,723	780,956

Income from operations	248,409	211,566

Net gain on investments	659	14,067
Interest and dividend income	3,248	5,696
Interest expense	(535)	(504)
Equity in earnings of unconsolidated affiliates	118,076	98,671
Gain on sale of subsidiary	22,112	—
Other income	43,429	—

Net income before income taxes	435,398	329,496

Income taxes	146,924	121,462

Net income	288,474	208,034

Less: Net income attributable to the noncontrolling interest	(350)	(1,186)

Net income attributable to SEI	$288,124	$206,848

Diluted earnings per common share	$1.64	$1.18

Shares used to calculate diluted earnings per share	175,718	175,872

Basic earnings per common share	$1.68	$1.19

Shares used to calculate basic earnings per share	171,561	174,295

SEI INVESTMENTS COMPANY
CONDENSED BALANCE SHEETS
(In thousands)
(Unaudited)

	December 31,	December 31,
	2013	2012
Assets

Cash and short-term investments	$578,273	$452,247
Restricted cash	5,500	6,000
Receivables, net	226,028	202,818
Securities owned	21,133	20,088
Other current assets	16,166	20,251

Total current assets	847,100	701,404

Property and equipment, net	118,995	127,581
Investments available for sale	83,323	75,869
Trading securities	4,849	5,909
Capitalized software, net	312,615	307,490
Investment in unconsolidated affiliates	61,370	77,398
Other assets, net	10,917	14,173

Total assets	$1,439,169	$1,309,824

Liabilities

Current liabilities	$207,988	$152,005
Deferred income taxes	66,572	93,458
Other long-term liabilities	8,607	7,032

Total SEI Investments Company shareholders’ equity	1,156,002	1,038,180
Noncontrolling interest	—	19,149
Total Equity	1,156,002	1,057,329

Total liabilities and equity	$1,439,169	$1,309,824

SEI INVESTMENTS COMPANY
ENDING ASSET BALANCES
(In millions)
(Unaudited)

	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,
	2012	2013	2013	2013	2013
Private Banks:
Equity/Fixed Income prgms.	$18,862	$12,446	$12,876	$14,305	$15,472
Collective Trust Fund prgms.	11	9	10	11	14
Liquidity funds	6,008	5,143	5,048	5,167	5,685
Total assets under mgmnt.	$24,881	$17,598	$17,934	$19,483	$21,171
Client assets under admin.	12,178	12,970	13,122	14,101	15,272
Total assets	$37,059	$30,568	$31,056	$33,584	$36,443

Investment Advisors:
Equity/Fixed Income prgms.	$31,220	$34,166	$34,447	$36,203	$38,574
Collective Trust Fund prgms.	14	15	14	14	11
Liquidity funds	2,514	2,094	2,145	2,779	2,846
Total assets under mgmnt.	$33,748	$36,275	$36,606	$38,996	$41,431

Institutional Investors:
Equity/Fixed Income prgms.	$62,160	$64,214	$61,927	$64,429	$66,548
Collective Trust Fund prgms.	102	101	106	107	109
Liquidity funds	2,454	2,810	2,901	3,125	2,644
Total assets under mgmnt.	$64,716	$67,125	$64,934	$67,661	$69,301

Investment Managers:
Equity/Fixed Income prgms.	$67	$73	$75	$75	$69
Collective Trust Fund prgms.	16,197	17,656	18,197	19,868	22,377
Liquidity funds	408	522	542	678	718
Total assets under mgmnt.	$16,672	$18,251	$18,814	$20,621	$23,164
Client assets under admin. (A)	244,671	275,632	289,807	295,959	311,992
Total assets	$261,343	$293,883	$308,621	$316,580	$335,156

Investments in New Businesses:
Equity/Fixed Income prgms.	$513	$552	$572	$594	$619
Liquidity funds	43	42	29	26	46
Total assets under mgmnt.	$556	$594	$601	$620	$665

LSV Asset Management:
Equity/Fixed Income prgms.	$60,947	$64,958	$65,417	$71,149	$76,189

Total:
Equity/Fixed Income prgms (B) (D)	$173,769	$176,409	$175,314	$186,755	$197,471
Collective Trust Fund prgms.	16,324	17,781	18,327	20,000	22,511
Liquidity funds	11,427	10,611	10,665	11,775	11,939
Total assets under mgmnt.	$201,520	$204,801	$204,306	$218,530	$231,921
Client assets under admin. (C)	256,849	288,602	302,929	310,060	327,264
Total assets	$458,369	$493,403	$507,235	$528,590	$559,185

(A)
Client assets under administration in the Investment Managers segment include $53.7 billion of assets balances that require limited services and therefore are at fee levels below our normal full service assets (as of Dec. 31, 2013).

(B)	Equity/Fixed Income programs include $4.4 billion of assets invested in various asset allocation funds at Dec. 31, 2013.

(C)	In addition to the numbers presented, SEI also administers an additional $6.0 billion in Funds of Funds assets (as of
Dec. 31, 2013) on which SEI does not earn an administration fee.

(D)	Equity/Fixed Income programs in the Private Banks segment at Dec. 31, 2012 included $7.0 billion in assets related to SEI Asset Korea, which was sold in first-quarter 2013.

SEI INVESTMENTS COMPANY
AVERAGE ASSET BALANCES
(In millions)
(Unaudited)

	4th Qtr.	1st Qtr.	2nd Qtr.	3rd Qtr.	4th Qtr.
	2012	2013	2013	2013	2013
Private Banks:
Equity/Fixed Income programs	$18,301	$19,197	$12,959	$13,696	$14,901
Collective Trust Fund programs	66	11	10	11	11
Liquidity funds	5,229	5,556	5,093	5,142	5,218
Total assets under management	$23,596	$24,764	$18,062	$18,849	$20,130
Client assets under administration	11,783	12,860	13,183	13,760	14,702
Total assets	$35,379	$37,624	$31,245	$32,609	$34,832

Investment Advisors:
Equity/Fixed Income programs	$30,881	$33,189	$34,831	$35,618	$37,520
Collective Trust Fund programs	158	14	14	14	13
Liquidity funds	2,176	2,085	2,028	2,520	2,785
Total assets under management	$33,215	$35,288	$36,873	$38,152	$40,318

Institutional Investors:
Equity/Fixed Income programs	$61,304	$63,642	$63,466	$63,153	$65,750
Collective Trust Fund programs	120	101	105	107	110
Liquidity funds	3,493	2,960	2,975	3,091	2,720
Total assets under management	$64,917	$66,703	$66,546	$66,351	$68,580

Investment Managers:
Equity/Fixed Income programs	$68	$68	$75	$76	$75
Collective Trust Fund programs	15,719	17,129	18,205	19,259	21,345
Liquidity funds	395	511	500	613	592
Total assets under management	$16,182	$17,708	$18,780	$19,948	$22,012
Client assets under administration	240,520	263,054	286,018	292,627	303,131
Total assets	$256,702	$280,762	$304,798	$312,575	$325,143

Investments in New Businesses:
Equity/Fixed Income programs	$518	$542	$567	$584	$613
Liquidity funds	33	38	34	27	33
Total assets under management	$551	$580	$601	$611	$646

LSV Asset Management:
Equity/Fixed Income programs	$59,383	$63,997	$66,781	$69,463	$75,240

Total:
Equity/Fixed Income programs (A)	$170,455	$180,635	$178,679	$182,590	$194,099
Collective Trust Fund programs	16,063	17,255	18,334	19,391	21,479
Liquidity funds	11,326	11,150	10,630	11,393	11,348
Total assets under management	$197,844	$209,040	$207,643	$213,374	$226,926
Client assets under administration	252,303	275,914	299,201	306,387	317,833
Total assets	$450,147	$484,954	$506,844	$519,761	$544,759

(A)
Equity/Fixed Income programs in the Private Banks segment for fourth-quarter 2012 and first-quarter 2013 included average assets of $6.8 billion and $7.0 billion, respectively, related to SEI Asset Korea, which was sold in first-quarter 2013.